                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  CAPITAL GROWTH (A)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |     ERV                |
          T  =      |    \  | -------------          |  - 1
                    |     \ |      P                 |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT


                                                                 (A)
  $1,000       ERV AS OF   AGGREGATE         NUMBER OF    AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN      YEARS - n    TOTAL RETURN - T
------------   ---------   ------------      ---------    ----------------

  28-Jul-97      $981.50        (1.85%)           0.26          NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |     EV                 |
          t  =      |    \  | -------------          |  - 1
                    |     \ |      P                 |
                    |      \|                        |
                    |_                              _|

                      EV
          TR  =   ----------    - 1
                      P


    t = AVERAGE ANNUAL TOTAL RETURN
     (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                (C)                           (B)
  $1,000       EV AS OF        TOTAL            NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97       RETURN - TR      YEARS - n     TOTAL RETURN - t
------------   ---------       -----------      ----------    ----------------

  28-Jul-97    $1,035.90             3.59%            0.26           NA


(D)      GROWTH OF $10,000*
(E)      GROWTH OF $50,000*
(F)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



                TOTAL           (D)   GROWTH OF          (E)   GROWTH OF         (D)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT-G     $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------    -----------     --------------------     ----------------------  -----------------------

  28-Jul-97          3.59               $9,815                        $49,723                $100,482



*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             CAPITAL GROWTH SECURITIES(B)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |     ERV                |
          T  =      |    \  | -------------          |  - 1
                    |     \ |      P                 |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                                 (A)
  $1,000      ERV AS OF    AGGREGATE       NUMBER OF      AVERAGE ANNUAL
INVESTED - P  31-Oct-97    TOTAL RETURN    YEARS - n      TOTAL RETURN - T
------------  ----------   ------------    -----------    ----------------

31-Oct-96      $1,262.10         26.21%           1.00              26.21%

31-Oct-92      $1,764.60         76.46%           5.00              12.03%

02-Apr-90      $2,526.70        152.67%           7.58              13.01%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |     EV                 |
          t  =      |    \  | -------------          |  - 1
                    |     \ |      P                 |
                    |      \|                        |
                    |_                              _|

                      EV
          TR  =   ----------    - 1
                      P


    t = AVERAGE ANNUAL TOTAL RETURN
     (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                 (C)                                (B)
  $1,000       EV AS OF      TOTAL              NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97     RETURN - TR        YEARS - n     TOTAL RETURN - t
------------   ---------     -------------      ------------  ----------------

31-Oct-96      $1,312.10            31.21%              1.00            31.21%

31-Oct-92      $1,784.60            78.46%              5.00            12.28%

02-Apr-90      $2,526.70           152.67%              7.58            13.01%

(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION




$10,000       TOTAL           (D)   GROWTH OF            (E)   GROWTH OF          (F)   GROWTH OF
INVESTED - P  RETURN - TR     $10,000 INVESTMENT- G      $50,000 INVESTMENT- G    $100,000 INVESTMENT- G
------------  -------------   ----------------------     ----------------------   ----------------------

  02-Apr-90       152.67              $25,267                        $126,335                $252,670




                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  CAPITAL GROWTH (C)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |     ERV                |
          T  =      |    \  | -------------          |  - 1
                    |     \ |      P                 |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                           (A)
  $1,000      ERV AS OF    AGGREGATE       NUMBER OF      AVERAGE ANNUAL
INVESTED - P  31-Oct-97    TOTAL RETURN    YEARS - n      TOTAL RETURN - T
------------  ----------   ------------    -----------    ----------------

  28-Jul-97    $1,023.70       2.37%              0.26          NA



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |     EV                 |
          t  =      |    \  | -------------          |  - 1
                    |     \ |      P                 |
                    |      \|                        |
                    |_                              _|

                      EV
          TR  =   ----------    - 1
                      P


    t = AVERAGE ANNUAL TOTAL RETURN
     (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                               (C)                             (B)
  $1,000       EV AS OF       TOTAL            NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97      RETURN - TR      YEARS - n     TOTAL RETURN - t
------------   ---------      -----------      -----------   -----------------

28-Jul-97      $1,033.70             3.37%            0.26             NA


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION




               TOTAL         (D)   GROWTH OF           (E)   GROWTH OF           (D)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT-G      $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------   ------------  -----------------------   -----------------------   ----------------------=

28-Jul-97           3.37                  $10,337                    $51,685                 $103,370




                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  CAPITAL GROWTH (D)


(A) TOTAL RETURN (NO LOAD FUND)


(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |     EV                 |
          t  =      |    \  | -------------          |  - 1
                    |     \ |      P                 |
                    |      \|                        |
                    |_                              _|

                      EV
          TR  =   ----------    - 1
                      P


    t = AVERAGE ANNUAL COMPOUND RETURN
    n = NUMBER OF YEARS
    EV = ENDING VALUE
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN




                                (A)                              (B)
  $1,000        EV AS OF       TOTAL             NUMBER OF      AVERAGE ANNUAL
INVESTED - P      31-Oct-97    RETURN - TR       YEARS - n      COMPOUND RETURN - t
------------    -----------    -------------     ------------   ---------------------

  28-Jul-97      $1,036.50             3.65%             0.26             NA






(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



$10,000        TOTAL          (C)   GROWTH OF            (D)   GROWTH OF         (E)   GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT- G      $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
-------------  ------------   ---------------------      ----------------------  -----------------------

28-Jul-97              3.65                 $10,365                     $51,825             $103,650


